EXHIBIT 10.34

                              ALFACELL CORPORATION
                            2004 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

      AGREEMENT,  made  and  entered  into on the date set  forth on  Exhibit  A attached hereto ("Exhibit A") by and between Alfacell Corporation (the "Company") and the employee/consultant designated as the Optionee on Exhibit A hereto (the "Optionee").

      WHEREAS, the Optionee has been designated to participate in the Alfacell Corporation 2004 Stock Incentive Plan (the "Plan").

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the Company and the Optionee agree as follows:

      (a) Grant. Pursuant to the provisions of the Plan, the terms of which are incorporated herein by reference, the Company hereby grants to the Optionee the right and option (the "Option") to purchase the number of shares of common stock ($.001 par value) of the Company (the "Shares") indicated on Exhibit A hereto, The Option is granted as of the date designated the date of grant on Exhibit A hereto (the "Date of Grant") and such grant is subject to the terms and conditions herein and the terms and conditions of the Plan. Such Option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

      (b) Purchase Price. Except as otherwise provided in paragraph (i) below, the purchase price of each Share subject to the Option shall be the amount designated the option price per share on Exhibit A hereto (the "Option Price") payable in full upon exercise of the Option in accordance with Section 6(a)(iii) of the Plan.

      (c) Term of Option. The Option may be exercised only during the period commencing on the Date of Grant and continuing through 10 years from the Date of Grant (the "Option Period"). The Optionee's exercise rights during the Option Period shall be subject to limitations as hereinafter provided and shall be subject to sooner termination in the event of death, disability or other termination of employment, as provided below. At the end of the Option Period or, if earlier, the termination of the period of exercisability as provided in paragraph (e), below, the Option shall terminate.

      (d) Exercisability. Except as otherwise provided in paragraph (e), below, the Option shall become exercisable and the Optionee shall be entitled to exercise the Option in increments over time as detailed in Exhibit A.

      (e) Termination

            (i) (A) Death in Service. In the event the Optionee dies during his or her period of service with the Company, all of his or her Options shall become fully exercisable at the time of death and may be exercised by the estate or other legal representative of the Optionee during the period ending six months following the month in which the Optionee's death occurs (but not beyond the Option Period),


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                  (B) Death after Service.  In the event the Optionee dies after termination of his or her service with the Company for any of the reasons described in paragraph (ii) or (iii) below, at a time when all or a portion of the Option remains exercisable, the estate or other legal representative of the Optionee shall be entitled to exercise the remaining exercisable balance of the Option during the same period following termination of employment as described in paragraph (ii) or (iii) below, whichever is applicable, following the date of the Optionee's termination of employment (but not beyond the Option Period).

            (ii)  Termination  Due to  Retirement  On or  After  Age 65 or Total
Disability. In the event the Optionee's service with the Company is terminated by reason of the Optionee's Total Disability or the Optionee's retirement from the Company on or after reaching age 65, and, in the case of the Optionee's retirement, the Optionee has served full-time with the Company for at least seven (7) years, all of his or her Options shall become fully exercisable at the time of such termination and the Optionee shall be entitled to exercise the Option during the period ending six months following the month in which the Optionee's termination of employment occurs (but not beyond the Option Period). For this purpose "Total Disability" means the complete and permanent inability of the Optionee to perform all of his or her duties under the terms of his or her employment with the Company, as determined by the Committee upon the basis, including independent medical reports and data, as the Committee deems appropriate.

            (iii) Termination Due to Voluntary Resignation or For Cause. If the Optionee's employment by the Company is terminated by voluntary resignation, his or her Option, to the extent exercisable at the time of such termination of employment, may be exercised during the period ending six months after the date of termination of employment (but not beyond the Option Period). If the Optionee's employment by the Company is terminated for Cause, his or her Option, to the extent exercisable at the time of such termination of employment, may be exercised during the period ending thirty days after the date of termination of employment (but not beyond the Option Period). For purposes hereof a termination of employment by the Optionee shall not be considered voluntary if it occurs within six months after the compensation, authority or responsibilities of the Optionee are materially diminished, and Cause shall mean (a) frequent and unjustifiable absenteeism other than solely by reason of the Optionee's illness or physical or mental disability; (b) fraud or dishonesty materially injurious to the Company or to its business operations, assets or subsidiaries (an "Adverse Effect"); (c) gross or willful misconduct, or willful neglect to act which misconduct or neglect is committed or omitted by the Optionee in bad faith and has an Adverse Effect; (d) gross breach of the Optionee's fiduciary obligations to the Company which has an Adverse Effect; (e) the Optionee's conviction as a felon; or (f) the Optionee's willful or continuous neglect or refusal to perform his or her duties or responsibilities.

            (iv) Other Termination. If the Optionee's employment by the Company is terminated for any other reason, his or her Option, to the extent exercisable at the time of such termination of employment, may be exercised during the period ending twelve months after the date of termination of employment (but not beyond the Option Period).

            (v)   Forfeiture.   That  portion  of  the  Option   which   remains
unexercisable following a termination of the Optionee's service as described in paragraph (e)(i)(B), (e) (iii) and (e)(iv), above, shall be forfeited.

            (vi) Service with Subsidiaries. For purposes of this paragraph (e), service with a subsidiary of the Company shall be considered to be service with the Company.


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      (f)  Change  in  Control.  Notwithstanding  any  other  provision  of this
Agreement, the Option shall become immediately exercisable upon a Change in Control of the Company and may be exercised during the period ending six months after the date of Change in Control (but not beyond the Option Period). For this purpose, a Change in Control of the Company shall be deemed to have occurred if
(i) any "Person", as such term is used in Section 13 (d) and 14 (d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner' (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities (except with respect to ownership of Company securities by the McCash Family Limited Partnership or its affiliates (collectively, "McCash"), a Change of Control shall be deemed to have occurred if McCash is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities),(ii) during any 12-month period (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the company to effect a transaction described in subclauses (i), (iii) or
(iv) of this clause) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least 66 2/3 % of the members of the Board then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof (iii) the Company's stockholders approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding
immediately   prior  thereto   continuing  to  represent  (either  by  remaining
outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

      (g) Exercise of Option. In order to exercise the Option, the Optionee shall submit to the Company or its designated agent an instrument in writing specifying the number of Shares in respect of which the Option is being exercised, accompanied by payment in a manner acceptable to the Company, of the Option Price of the Shares in respect of which the Option is being exercised. Shares shall then be issued by the Company and a share certificate delivered to the Optionee; provided however, that the Company shall not be obligated to issue any Shares hereunder if the issuance of such Shares would violate the provisions of any applicable law, in which event the Company shall, as soon as practicable, take whatever action it reasonably can so that such Shares may be issued without resulting in such violation of law.

      (h) No Rights of Shareholder or Employee. The Optionee shall not, by virtue of the Option, be entitled to any rights of a shareholder of the Company, either at law or equity, and the grant of the Option shall not confer on the Optionee any right with respect to continuance of his or her service with the Company nor shall such grant interfere in any way with the right of the


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Company to terminate the Optionee's service at any time.

      (i) Recapitalizations, Dividends, and Adjustments. In the event that the Committee shall determine that any dividend in Shares, recapitalization, split or reverse split of Shares, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Optionee under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, and may adjust any or all of (i) the number and kind of Shares other securities or other consideration issued or issuable on exercise of the Option and (ii) the exercise price of the Option.

      (j) Nontransferability. The Option shall not be transferable by the Optionee except by will or the laws of descent and distribution, and it shall be exercisable during the lifetime of the Optionee only by the Optionee or his or her guardian or legal representative.

      (k) Restrictions Transfer of Shares. The Optionee will not offer, sell, contract to sell or otherwise dispose of any Shares received upon exercise of the Option during the period beginning from the Date of Grant and continuing to and including the date 180 days from the Date of Grant, except with the prior written consent of the Company.

      (1) Withholding. The Optionee agrees to make appropriate arrangements with the Company or its designated agent for satisfaction of any applicable tax withholding requirements, or similar requirements, arising out of this Agreement.

      (m) References. References herein to rights and obligations of the Optionee shall apply where appropriate, to the Optionee's legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement. Capitalized terms referred to herein but not defined shall have the meanings given to them in the Plan.

      (n) Notice. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, or by fax duly addressed to the party concerned at the address (and fax number) indicated below or to such changed address (or fax number) as such party may subsequently by similar process give notice of:

If to the Company:

225 Belleville Avenue
Bloomfield, NJ 07003
Fax telephone number
If to the Optionee:

At the address and fax number indicated on Exhibit A hereto.

      (o) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without reference to the principles of conflict of laws.


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      (p) 2004 Option Plan Governs.  This option  agreement shall be governed by the Plan. In the event of any conflict between any of the terms of this Stock Option Agreement and the Plan, the terms of the Plan shall control.

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective ________, 200__.

                                            ALFACELL CORPORATION



                                            By: ___________________________


      Optionee acknowledges reviewing this Option Agreement, the Plan and Exhibit A, and represents that he/she is familiar with the terms and provisions hereof, and hereby accepts this Option subject to all of the terms and provisions thereof.


                                    Print Name:


                                    Signature:  ____________________________


                                    Social Security No.:  ____________________


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                                    Exhibit A

                              ALFACELL CORPORATION

              NOTICE OF GRANT OF STOCK OPTIONS AND OPTION AGREEMENT
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Name:                                           Option Number:
Address:                                        Plan: 2004 Stock Incentive Plan
Address:                                        ID:

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You  have  been  granted  an  option  to  purchase  common  shares  of  Alfacell
Corporation (the "Company') stock as follows:

Date of Grant:
Vesting Commencement Date:
Term/Expiration Date:
Type (NQ/ISO):
Total Number Shares Granted:
Option (Exercise) Price:

So long as you remain in continuous employment or service with the Company on such date, shares in each period will become fully vested on the date shown:

Shares            Vest Date               Expiration
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By your signature and the Company's  signature  below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's 2004 Stock Incentive Plan and the Option Agreement, all of which are attached and made a part of this document.

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Alfacell Corporation                      Date



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Optionee                                  Date